EXHIBIT 10.11

AMENDMENT TO THE
AMENDED AND RESTATED
ACXIOM CORPORATION
NON-QUALIFIED MATCHING CONTRIBUTION PLAN

WHEREAS, Acxiom Corporation (the “Company”) maintains the Acxiom Corporation Non-Qualified Matching Contribution Plan (the “Plan”), amended and restated effective January 1, 2009;

    WHEREAS, the Company wishes to revise the Plan by shortening the vesting schedule for discretionary contributions and matching contributions to the Plan, effective September 30, 2016; and

WHEREAS, Section 6.3 of the Plan authorizes the Board or an properly authorized committee of the Board to amend the plan from time-to-time;

    NOW, THEREFORE, BE IT HEREBY

RESOLVED, that Section 5.1 of the Plan, “Vesting of Account,” is hereby amended and restated in its entirety as follows:

“A Participant is 100% vested in his salary reduction contributions to the Plan prior to January 1, 2006 and deemed earnings thereon.
Prior to September 30, 2016, for all non-salary reduction contributions to the Plan, a Participant shall become vested in his Account in accordance with the following schedule:

Years of Service With the Employer	Vested Percentage
1	0%
2	20%
3	40%
4	60%
5	80%
6	100%

Effective September 30, 2016, for all non-salary reduction contributions to the Plan, a Participant shall become vested in his Account in accordance with the following schedule:

Years of Service With the Employer	Vested Percentage
Less than 1	0%
1	33%
2	66%
3	100%

Notwithstanding the foregoing, a Participant’s Account shall become one hundred percent (100%) vested and non-forfeitable in accordance with the following:
(a)    Upon the termination of employment of the Participant on or after the first day of the month coincident with or next following the date on which the Participant attains age 65;
(b)    Upon a determination of Disability in accordance with Section 1.2(f) hereof while the Participant is employed by the Employer; or
(c)    Upon the Participant’s death while the Participant is employed by the Employer.”
IN WITNESS WHEREOF, the party hereto has executed this amendment as of the date first above written.
                        ACXIOM CORPORATION

                        By: /s/ Jerry C. Jones

2